UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818-871-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On September 15, 2014, Ixia (the “Company”) issued a press release in which it announced, among other matters, that on September 15, 2014 it had filed with the Securities and Exchange Commission (the “SEC”) the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014. In the press release, the Company also provided with respect to the quarter ended June 30, 2014 certain financial information that was not included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act unless specifically stated by the Company.

Item 7.01	Regulation FD Disclosure

In the Company’s press release issued on September 15, 2014, the Company also announced that on September 16, 2014, Bethany Mayer would join the Company as its President and Chief Executive Officer. As previously reported by the Company in a Current Report on Form 8-K filed with the SEC on August 21, 2014 (the “August 21 Form 8-K”), on August 21, 2014, the Company announced that its Board of Directors (the “Board”) had appointed Ms. Mayer as the Company’s President and Chief Executive Officer and as a director of the Company effective the day after the Company becomes current in making its periodic filings with the SEC. On September 15, 2014 and as noted in Item 2.02 above, the Company filed with the SEC its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014. Ms. Mayer’s appointment as President and Chief Executive Officer and as a director of the Company therefore became effective on September 16, 2014.

The Company also announced in the press release issued on September 15, 2014 that Ixia will host a conference call on Wednesday, September 17, 2014, at 1:30 p.m., Pacific Time (4:30 p.m. Eastern Time), to discuss the Company’s financial results for the second quarter and its outlook and guidance for the third quarter ending September 30, 2014, including revenue and earnings guidance. The call is open to the public, and interested parties may access the call by dialing (804) 681-3728. A live webcast of the conference call, along with supplemental financial information, will be accessible from the “Investors” section of Ixia’s web site (www.ixiacom.com). Following the live webcast, an archived version will be available in the “Investors” section on the Ixia web site for at least 30 days.

The information in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act unless specifically stated by the Company.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is furnished as a part of this Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated September 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: September 16, 2014	By:	/s/ Brent Novak
Brent Novak
Acting Chief Financial Officer
and Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated September 15, 2014